UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                       February 7, 2005 (February 1, 2005)

                            TORPEDO SPORTS USA, INC.
                           ------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                   ---------
                 (State or Other Jurisdiction of Incorporation)

                                    333-48746
                                   ----------
                            (Commission File Number)

                                   87-0567853
                                   ----------
                     (I.R.S. Employer Identification No.)

                    500 Australian Avenue, South - Suite 625
                         West Palm Beach, Florida 33401
             ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (561) 624-0885
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

This Current Report on Form 8-K is filed by Torpedo Sports USA, Inc., a Nevada corporation (the "Registrant"), in connection with the matters described herein.

SECTION 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 1, 2004, the Registrant executed a definitive agreement (the "Agreement") by and among the Registrant, Torpedo Newco, Inc. (the "Merger Subsidiary"), Interactive Games, Inc. ("Interactive"), and the Security Holders of Interactive, whereby Interactive would be merged with and into the Merger Subsidiary, a wholly-owned subsidiary of the Registrant, on or about the closing date (the "Merger"). A copy of the

Agreement is attached hereto as Exhibit 10.1.

The closing of the transactions contemplated by the Agreement occurred on February 1, 2005, pursuant to which the Security Holders of Interactive were issued an aggregate of 27,037,286 shares of common stock of the Registrant, representing that number of shares necessary to ensure that the Security Holders of Interactive own approximately 51% of the issued and outstanding shares of common stock of the Registrant, on a fully diluted basis.

As part of the closing, the Registrant agreed to issue up to an additional 3,450,799 shares to the Security Holders of Interactive based upon certain performance criteria of the Registrant, after the Merger.

In connection with the Merger, the Registrant will file audited and pro forma financial information concerning the Registrant and Interactive with the Commission on a Current Report on Form 8-K/A within 71 calendar days from the date hereof pursuant to Item 9.01 of Form 8-K. In addition, the Registrant intends to amend its Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 100 million shares, and to change the name of the Registrant to "Interactive Games, Inc."

Despite the issuance of new shares to the Security Holders of Interactive at the closing, there have not been any changes in management or the Board of Directors of the Registrant to date, and current management intends to serve in office at least until certain liabilities of the Registrant have been disposed of as contemplated by the Agreement. Thereafter, the Security Holders of Interactive intend to appoint their designees to fill a majority of the positions on the Board of Directors.

The Registrant had 18,461,485 shares of common stock issued and outstanding as of December 27, 2004, and has 45,498,771 shares of common stock issued and outstanding after giving effect to the Merger.

AS A RESULT OF THE CLOSING, THE SECURITY HOLDERS OF INTERACTIVE HAVE BECOME THE MAJORITY SHAREHOLDERS OF THE REGISTRANT, ALTHOUGH THERE HAS NOT BEEN ANY CHANGE IN THE COMPOSITION OF THE BOARD OF DIRECTORS OF THE REGISTRANT TO DATE.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORPEDO SPORTS USA, INC.


By /s/ Barry Hollander
   --------------------
   Barry Hollander
   President

Date:  February 7, 2005

                                  EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

10.1 Agreement Concerning The Exchange of Securities By and Among Torpedo Sports USA, Inc., Torpedo Newco, Inc., Interactive Games, Inc. and the Security Holders of Interactive Games,
         Inc.

                                                                   EXHIBIT 10.1






                                    AGREEMENT

                      CONCERNING THE EXCHANGE OF SECURITIES

                                  BY AND AMONG

                            TORPEDO SPORTS USA, INC.

                               TORPEDO NEWCO, INC.

                                       AND

                           iNTERACTIVE GAMES, INC. AND
                 THE SECURITY HOLDERS OF INTERACTIVE GAMES, INC.

16

                                      INDEX

                                                                           Page
                                                                           ----
ARTICLE I  -  THE MERGER; EXCHANGE OF SECURITIES AND CASH CONSIDERATION.......2

 1.1        -  The Merger.....................................................2
 1.2        -  Issuance of Securities.........................................2
 1.3        -  Issuance of Warrants...........................................2
 1.4        -  Exemption from Registration....................................2
 1.5       -  Cash Consideration..............................................2

ARTICLE II  -  REPRESENTATIONS AND WARRANTIES OF Interactive..................3
 2.1        -  Organization...................................................3
 2.2        -  Capital........................................................3
 2.3        -  Subsidiaries...................................................3
 2.4        -  Directors and Officers.........................................3
 2.5        -  Financial Statements...........................................3
 2.6        -  Absence of Changes.............................................3
 2.7        -  Absence of Undisclosed Liabilities.............................3
 2.8        -  Tax Returns....................................................4
 2.9        -  Investigation of Financial Condition...........................4
 2.10       -  Proprietary Rights.............................................4
 2.11       -  Compliance with Laws...........................................4
 2.12       -  Litigation.....................................................4
 2.13       -  Authority......................................................4
 2.14       -  Ability to Carry Out Obligations...............................4
 2.15       -  Full Disclosure................................................4
 2.16       -  Assets.........................................................5
 2.17       -  Material Contracts.............................................5
 2.18       -  Indemnification................................................5
 2.19       -  Criminal or Civil Acts.........................................5
 2.20       -  Restricted Securities..........................................5
 2.21       -  Bulletin Board Trading Status..................................5

ARTICLE III -  REPRESENTATIONS AND WARRANTIES OF TORPEDO AND
               MERGER SUBSIDIARY..............................................5

 3.1        -  Organization...................................................5
 3.2        -  Capital........................................................6
 3.21      -  Stock and Warrants to be Issued.................................6
 3.3        -  Subsidiaries...................................................6
 3.4        -  Directors and Officers.........................................6
 3.5        -  Financial Statements...........................................6
 3.6        -  Absence of Changes.............................................6
 3.7        -  Absence of Undisclosed Liabilities.............................6
 3.8        -  Tax Returns....................................................7

                                      INDEX
                                   (Continued)
                                                                           Page
                                                                           ----
 3.9        -  Investigation of Financial Condition...........................7
 3.10       -  Proprietary Rights.............................................7
 3.11       -  Compliance with Laws...........................................7
 3.12       -  Litigation.....................................................7
 3.13       -  Authority......................................................7
 3.14       -  Ability to Carry Out Obligations...............................7
 3.15       -  Full Disclosure................................................7
 3.16       -  Disposal of Assets and Liabilities; Escrow Agreement...........8
 3.17       -  Material Contracts.............................................9
 3.18       -  Indemnification................................................9
 3.19       -  Criminal or Civil Acts.........................................9
 3.20       -  Bulletin Board Trading Status..................................9
 3.21       -  Additional Representations and Warranties of
               Merger Subsidiary..............................................9

ARTICLE IV  -  COVENANTS PRIOR TO THE CLOSING DATE ..........................10
 4.1        -  Investigative Rights..........................................10
 4.2        -  Conduct of Business...........................................10

ARTICLE V   -  CONDITIONS PRECEDENT TO Interactive'S PERFORMANCE.............11

 5.1        -  Conditions....................................................11
 5.2        -  Accuracy of Representations...................................11
 5.3        -  Performance...................................................11
 5.4        -  Absence of Litigation.........................................11
 5.5        -  Officer's Certificate.........................................11
 5.6        -  Corporate Action..............................................11
 5.7        -  Proprietary Rights and Material Contracts.....................11

ARTICLE VI  -  CONDITIONS PRECEDENT TO TORPEDO'S  AND MERGER
               SUBSIDIARY'S PERFORMANCE .....................................12

 6.1        -  Conditions....................................................12
 6.2        -  Accuracy of Representations...................................12
 6.3        -  Performance...................................................12
 6.4        -  Absence of Litigation.........................................12
 6.5        -  Officer's Certificate.........................................12
 6.6        -  Directors of Torpedo..........................................12
 6.7        -  Officers of Torpedo and Merger Subsidiary.....................12
 6.8        -  Corporate Action..............................................12
 6.9        -  Divestiture of Assets and Current Operations..................12

                                      INDEX
                                   (Continued)
                                                                           Page
                                                                           ----

ARTICLE VII -  CLOSING...................................................... 13

 7.1        -  Closing...................................................... 13

ARTICLE VIII - COVENANTS SUBSEQUENT TO THE CLOSING DATE......................13

 8.1        -  Registration and Listing......................................13

ARTICLE IX - MISCELLANEOUS...................................................13

 9.1        -  Captions and Headings.........................................13
 9.2        -  No Oral Change................................................14
 9.3        -  Non-Waiver....................................................14
 9.4        -  Time of Essence...............................................14
 9.5        -  Entire Agreement..............................................14
 9.6        -  Choice of Law.................................................14
 9.7        -  Counterparts..................................................14
 9.8        -  Notices.......................................................14
 9.9        -  Binding Effect................................................14
 9.10      -  Mutual Cooperation.............................................15
 9.11      -  Finders........................................................15
 9.12      -  Public Announcements...........................................15
 9.13      -  Expenses.......................................................15
 9.14      -  Survival of Representations and Warranties.....................15
 9.15      -  Exhibits.......................................................15


                  Signatures.................................................16

                                      INDEX
                                   (Continued)


EXHIBITS

..........
         Allocation of Securities...................................Exhibit 1.2
         Performance Shares.......................................Exhibit 1.2.1
         Form of Warrant............................................Exhibit 1.3
         Subscription Agreement.....................................Exhibit 1.4
         Cash Consideration.........................................Exhibit 1.5
         Financial Statements of Interactive........................Exhibit 2.5
         Outstanding Derivative Securities of Torpedo ..............Exhibit 3.2
         Subsidiaries of Torpedo....................................Exhibit 3.3
         Financial Statements of Torpedo............................Exhibit 3.5
         Tax Returns of Torpedo.....................................Exhibit 3.8
         Proprietary Rights of Torpedo.............................Exhibit 3.10
         Proprietary Rights and Material
          Contracts of Interactive .................................Exhibit 5.8
         Directors of Torpedo ......................................Exhibit 6.6
         Officers of Torpedo .......................................Exhibit 6.7

                                    AGREEMENT

         AGREEMENT made this day of , 2004, by and between TORPEDO SPORTS USA, Inc., a Nevada corporation ("Torpedo"), Torpedo Newco, Inc., a Florida Corporation ("Merger Subsidiary"), INTERACTIVE GAMES Inc., a Florida corporation ("Interactive"), and the security holders of Interactive (the "Interactive Security Holders") who are listed on Exhibit 1.2 hereto and have executed Subscription Agreements in the form attached in Exhibit 1.4, hereto.

         WHEREAS, the Boards of Directors of Torpedo and Merger Subsidiary have approved the merger of the Interactive with and into Merger Subsidiary (the "MERGER") upon the terms and subject to the conditions set forth herein; and

         WHEREAS, pursuant to the Merger, Torpedo desires to acquire all of the issued and outstanding common stock of Interactive from the Interactive Security Holders in exchange for newly issued unregistered shares of common stock of Torpedo in a transaction to be considered a tax-free reorganization within the meaning of Section 368(a)(1)(A) and (a)(2)(D) of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, Interactive desires to assist Torpedo in acquiring all of the issued and outstanding common stock of Interactive from the Interactive Security Holders pursuant to the terms of this Agreement; and

         WHEREAS, all of the Interactive Security Holders, by execution of
Exhibit 1.4 hereto, agree to exchange all 5,000,000 shares of Interactive $.001 par value common stock for 20,000,000 shares of Torpedo $0.001 par value common stock, or such other number of shares of Torepdo common stock necessary to insure the Interactive Security Holders hold 51% of the outstanding common stock of Torpedo, on a fully diluted basis, on the Closing Date, and certain potential additional shares, if certain agreed upon criteria are met, in order to allow the Interactive Security Holders to hold 54% of the outstanding common stock at the time of the closing; and

         WHEREAS, Interactive agrees to pay to Torpedo, as agreed to by the parties in Exhibit 1.5 hereto, cash in the amount of $250,000 upon the completion of the financing to be undertaken by Torpedo after the closing, the proceeds of which are to be utilized for payment of certain outstanding Torpedo liabilities on the dates and in the amounts determined at the sole discretion of the current Torpedo management:

         NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

                                    ARTICLE I

            THE MERGER; EXCHANGE OF SECURITIES AND CASH CONSIDERATION

         1.1. THE MERGER. Subject to the terms and conditions of this Agreement, at the Closing Date (as defined in Section 7.1 hereof), the Merger Subsidiary will be merged with and into Interactive whereupon the separate corporate existence of the Merger Subsidiary will cease, and Interactive will continue as the surviving corporation (the "SURVIVING CORPORATION"). From and after the Closing Date, the Surviving Corporation will possess all the rights, privileges, powers, and franchises and be subject to all the restrictions, disabilities, and duties of Interactive and Merger Subsidiary, as prescribed under Florida Corporation Law.

         1.2 ISSUANCE OF SECURITIES. Subject to the terms and conditions of this Agreement, Torpedo agrees to issue and exchange the greater of 20,000,000 fully paid and nonassessable unregistered shares of Torpedo's $.001 par value common stock, or that number of shares necessary to ensure the Interactive Security Holders hold 51% of the outstanding common stock of Torpedo, on a fully diluted basis, on the Closing Date, including, any stock options or warrants outstanding on the Closing Date (the "Torpedo Shares") for all 5,000,000 issued and outstanding shares of the $.001 par value common stock of Interactive (the "Interactive Shares") held by the Interactive Security Holders. All Torpedo common stock will be issued directly to the Interactive Security Holders on the Closing Date, pursuant to the schedule set forth in Exhibit 1.2.

         In addition, Torpedo agrees to issue pro rata up to an additional 3,450,799 shares to the Interactive Security Holders based upon certain performance criteria of the Surviving Corporation as set forth in exhibit 1.2.1 hereto.

         1.3 WARRANT EXERCISE PRICE. All warrants which are set forth on Exhibit
1.3 shall have their exercise prices reduced for the duration of their term by an amount equal to 40% of the price set forth on such Exhibit.

         1.4 EXEMPTION FROM REGISTRATION. The parties hereto intend that all Torpedo common stock to be issued to the Interactive Security Holders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder. In furtherance thereof, each of the Interactive Security Holders will execute and deliver to Torpedo on the Closing Date a copy of the Subscription Agreement set forth in Exhibit 1.4 hereto.

         1.5 CASH CONSIDERATION. Interactive agrees to pay to Torpedo, as agreed to by the parties in Exhibit 1.5 hereto, cash in the amount of $250,000 upon the completion of the financing to be undertaken by Torpedo after the closing, the proceeds of which are to be utilized for payment of certain outstanding Torpedo liabilities on the dates and in the amounts determined at the sole discretion of the current Torpedo management.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF INTERACTIVE

         Interactive hereby represents and warrants to Torpedo and Merger Subsidiary that:

         2.1 ORGANIZATION. Interactive is a corporation duly organized, validly existing and in good standing under the laws of Florida, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

         2.2 CAPITAL. The authorized capital stock of Interactive consists of 100,000,000 authorized shares of $.001 par value common stock, 5,000,000 of which are outstanding, and no shares of preferred stock authorized or issued. All of the outstanding common stock of Interactive is duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Interactive to issue or to transfer from treasury any additional shares of its capital stock of any class, except for 250,000 shares of common stock to be issued to BestBet Media, Inc. pursuant to a certain agreement dated March , 2004 between Interactive and BestBet Media, Inc.

         2.3 SUBSIDIARIES. Interactive does not have any subsidiaries or own any interest in any other enterprise.

         2.4 DIRECTORS AND OFFICERS. The names and titles of the directors and officers of Interactive as of the date of this Agreement are as follows: Michele Friedman, President and Director; Adam Wasserman, Chief Financial Officer; and Paul Ayers, Director of Casino Operations.

         2.5 FINANCIAL STATEMENTS. Exhibit 2.5 hereto consists of the audited financial statements of Interactive for the fiscal years ended December 31, 2003 and 2002 (the "Interactive Financial Statements"). The Interactive Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Interactive throughout the period indicated, and fairly present the financial position of Interactive as of the date of the balance sheets included in the Interactive Financial Statements and the results of operations for the period indicated.

         2.6 ABSENCE OF CHANGES. Since December 31, 2003 there has not been any material change in the financial condition or operations of Interactive, except as contemplated by this Agreement.

         2.7 ABSENCE OF UNDISCLOSED LIABILITIES. As of December 31, 2003 Interactive did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the Interactive Financial Statements.

         2.8 TAX RETURNS. Interactive has filed all federal, state, franchise and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in
Exhibit 2.5 are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by Interactive.

         2.9 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, Torpedo, its legal counsel and accountants shall have the opportunity to meet with Interactive's accountants and attorneys to discuss the financial condition of Interactive. Interactive shall make available to Torpedo all books and records of Interactive.

         2.10 PROPRIETARY RIGHTS. Interactive owns all necessary trademarks, service marks, trade names, copyrights, patents and proprietary information and other rights as set forth in Exhibit 5.8.

         2.11 COMPLIANCE WITH LAWS. Interactive has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities and gaming laws.

         2.12 LITIGATION. Interactive is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Interactive, threatened against or affecting Interactive or its business, assets or financial condition. Interactive is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Interactive is not engaged in any material litigation to recover monies due to it.

         2.13 AUTHORITY. The Board of Directors of Interactive has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and Interactive has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of Interactive and is enforceable in accordance with its terms and conditions. By execution of Exhibit 1.3, all of the Interactive Security Holders have agreed to and have approved the terms of this Agreement.

         2.14 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by Interactive and the performance by Interactive of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which Interactive is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Interactive, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Interactive.

         2.15 FULL DISCLOSURE. None of the representations and warranties made by Interactive herein or in any exhibit, certificate or memorandum furnished or to be furnished by Interactive, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

         2.16 ASSETS. Interactive's assets are fully included in Exhibit 2.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 2.5

         2.17 MATERIAL CONTRACTS. Interactive does not have any material contracts, except and to the extent set forth in Exhibit 5.8.

         2.18 INDEMNIFICATION. Interactive agrees to indemnify, defend and hold Torpedo harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, or result from (i) any breach by Interactive in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Interactive under this Agreement or (ii) any untrue statement made by Interactive in this Agreement.

         2.19 CRIMINAL OR CIVIL ACTS. For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of Interactive has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding.

         2.20 RESTRICTED SECURITIES. Interactive and the Interactive Security Holders, by execution of this Agreement and of Exhibit 1.3, acknowledge that all of the Torpedo Shares issued by Torpedo are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Act.

         2.21 BULLETIN BOARD TRADING STATUS. Interactive agrees that following the Closing Date, it shall use its best efforts to maintain compliance with all requirements for, and the Torpedo common stock shall continue to be, trading freely on the Over the Counter Bulletin Board system such that the common stock of Torpedo may continue to be so traded without interruption following the Closing Date.

                                   ARTICLE III

         REPRESENTATIONS AND WARRANTIES OF TORPEDO AND MERGER SUBSIDIARY

         Torpedo and Merger Subsidiary represent and warrant to Interactive and the Interactive Security Holders that:

         3.1 ORGANIZATION. Torpedo and Merger Subsidiary are each a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

         3.2 CAPITAL. The authorized capital stock of Torpedo on the Closing Date will consist of 50,000,000 shares of $.001 par value common stock, of which 20,000,000 shares of common stock will be issued and outstanding on the Closing Date; and 5,000,000 shares of $.001 par value preferred stock, of which -0-shares will be issued and outstanding on the Closing Date. All of Torpedo's outstanding securities are duly and validly issued, fully paid and nonassessable. Except as set forth in Exhibit 3.2 hereto, there are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Torpedo to issue or to transfer from treasury any additional shares of its capital stock of any class except shares issuable under this Agreement. The authorized capital stock of Merger Subsidiary consists of shares of $ par value common stock, of which no shares of common stock were issued and outstanding on the closing date.

         3.21 STOCK AND WARRANTS TO BE ISSUED. Torpedo will issue shares of its common stock at Closing such that the Interactive Security Holders shall own shares of common stock representing no less than 51% of the total outstanding common stock of Torpedo, on a fully diluted basis, on the Closing Date. In addition, Torpedo agrees to issue up to an additional 3,450,799 shares to the Interactive Security Holders based upon certain performance criteria of the Surviving Corporation as set forth in exhibit 1.2.1 hereto. Torpedo further agrees to issue up to 250,000 shares of its common stock to BestBet Media, Inc. following the Closing Date as agreed to by Interactive in that certain agreement between Interactive and BestBet Media, Inc. dated March , 2004. Pursuant to that agreement, Torpedo will offer BestBet Media, Inc. piggy-back registration rights on the shares to be issued.

         3.3 SUBSIDIARIES. Torpedo does not have any subsidiaries or own any interest in any other enterprise except as disclosed in Exhibit 3.3 hereto.

         3.4 DIRECTORS AND OFFICERS. The names and titles of the directors and officers of Torpedo and Merger Subsidiary are: Henry Fong, Chief Executive Officer and Director; Barry S. Hollander, Chief Financial Officer; and Thomas B. Olson, Secretary.

         3.5 FINANCIAL STATEMENTS. Exhibit 3.5 hereto consists of the Torpedo audited financial statements for the years ended July 31, 2003 and 2002 and the unaudited financial statements of Torpedo for the nine months ended April 30, 2004 (the "Torpedo Financial Statements"). The Torpedo Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Torpedo throughout the period indicated, and fairly present the financial position of Torpedo as of the date of the balance sheets included in the Torpedo Financial Statements and the results of operations for the period indicated.

         3.6 ABSENCE OF CHANGES. Since July 31, 2004, there has not been any material change in the financial condition or operations of Torpedo, except as contemplated by this Agreement.

         3.7 ABSENCE OF UNDISCLOSED LIABILITIES. As of April 30, 2004, Torpedo did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the Torpedo Financial Statements.

         3.8 TAX RETURNS. Within the times and in the manner prescribed by law, Torpedo has filed all federal, state, franchise and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable, except as disclosed in Exhibit 3.8 hereto.

         3.9 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, Interactive, its legal counsel and accountants shall have the opportunity to meet with Torpedo's accountants and attorneys to discuss the financial condition of Torpedo. Torpedo shall make available to Interactive all books and records of Torpedo.

         3.10 PROPRIETARY RIGHTS. Torpedo does not have any patents, trademarks, service marks, trade names or copyrights except as disclosed in Exhibit 3.10 hereto.

         3.11 COMPLIANCE WITH LAWS. Torpedo has complied with, and is not in violation of, applicable federal, state or local statutes, laws or regulations including federal and state securities laws.

         3.12 LITIGATION. Torpedo is not a defendant in any suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Torpedo, threatened against or affecting Torpedo or its business, assets or financial condition. Torpedo is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Torpedo is not engaged in any material litigation to recover monies due to it.

         3.13 AUTHORITY. The Board of Directors of Torpedo has authorized the execution of this Agreement and the transactions contemplated herein, and Torpedo has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal, valid and binding obligation of Torpedo, and is enforceable in accordance with its terms and conditions.

         3.14 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by Torpedo and the performance by Torpedo of its obligations hereunder will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw or other agreement or instrument to which Torpedo is a party, or by which it may be bound, nor will any consents or authorization of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Torpedo, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Torpedo.

         3.15 FULL DISCLOSURE. None of the representations and warranties made by Torpedo herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Torpedo or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

         3.16     DISPOSAL OF ASSETS AND LIABILITIES; ESCROW AGREEMENT.

         (a) Torpedo represents and warrants to Interactive and the Interactive Security Holders that as of a date which is three months after the Closing Date, all of Torpedo's assets and liabilities shall have been transferred, sold, or otherwise disposed of so that as of such date, Torpedo shall have no assets or liabilities, as such terms are defined by U.S. generally accepted accounting principles consistently applied. In order to secure the performance of the foregoing representation and warranty by Torpedo hereby agrees to transfer at Closing to the Law Offices of Harold H. Martin, P.A., as Escrow Agent (the "Escrow Agent"), certificates representing 500,000 of their restricted shares of common stock of Torpedo (the "Escrow Shares"), which Escrow Shares will be promptly transferred and disbursed pro rata by the Escrow Agent to the Interactive Security Holders, in the event that Torpedo shall have assets or liabilities as of a date which is three months after the Closing Date, which condition would be contrary to the terms of their representation and warranty. Torpedo shall deliver a certificate or certificates representing the Escrow Shares, endorsed in blank, with stock powers attached, to the Escrow Agent to enable him to hold the Escrow Shares and deliver good title to the Escrow Shares to the Interactive Security Holders if required by the terms of the escrow. In addition, Torpedo shall continue to make the representation and warranty first set forth above to the Interactive and the Security Holders of Interactive despite any disbursement to them of the Escrow Shares, such that Interactive and the Interactive Security Holders shall have legally enforceable rights against Torpedo in the event that Torpedo has assets or liabilities on or after the date which is three months from the Closing Date.

         (b) The escrow arrangement set forth above shall continue until the Escrow Shares are disbursed to the Interactive Security Holders because of a breach of the representation and warranty set forth above or they are returned to the Torpedo because the conditions set forth in the representation and warranty have been satisfied, or unless it is earlier terminated by all of the parties. The Escrow Agent shall not be compensated for his services rendered pursuant to this Section 3.16.

         (c) The Escrow Agent shall not be responsible for the identity, authority or rights of any person, firm or corporation executing or delivering or purporting to execute or deliver this Agreement or any document deposited hereunder or any endorsement thereon or assignment thereof.

         (d) The Escrow Agent may rely upon any instrument or writing believed by it to be genuine and sufficient and properly presented and shall not be liable or responsible for any action taken or omitted in reliance thereon.

          (e) The Escrow Agent shall not be liable or responsible for any act it may do or omit to do in the exercise of reasonable care. In the event any property held by the Escrow Agent hereunder shall be attached, garnished or levied upon or fall under any order of any court or the delivery thereof shall be made or entered by any court affecting the share deposits or any part thereof or any acts of the Escrow Agent, the Escrow Agent is hereby authorized in its exclusive discretion to obey and comply with all such writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, and if the Escrow Agent obeys and complies with any such writ, order, judgment or decree, it shall not be liable to any of the parties hereto, their successors, heirs or personal representatives or to any other person, firm or business entity by reason of such compliance notwithstanding such writ, order, judgment or decree be subsequently reversed, modified, annulled, set aside or vacated.

         (f) The parties hereto jointly and severally agree to indemnify and hold the Escrow Agent harmless from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorneys' fees) that may arise out of or in connection with the Escrow Agent's acting as escrow agent hereunder except where the Escrow Agent has been guilty of gross negligence or willful misconduct.

         (g) The Escrow Agent may resign for any reason, upon 30 days' written notice to the parties. Upon expiration of such 30-day notice period, the Escrow Agent may deliver the share deposits to any successor escrow agent appointed jointly by the parties, or if no successor escrow agent has been so appointed, to any court of competent jurisdiction in the United States. Upon either such delivery, the Escrow Agent shall be released from any and all liability under this Escrow Agreement. A termination under this paragraph shall in no way discharge the provisions hereof affecting reimbursement of expenses and indemnity.

         3.17     MATERIAL CONTRACTS. Torpedo has no material contracts.

         3.18 INDEMNIFICATION. Torpedo agrees to indemnify, defend and hold Interactive harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that it shall incur or suffer, which arise out of, or result from (i) any breach by Torpedo in performing any of its covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Torpedo under this Agreement, or (ii) any untrue statement made by Torpedo in this Agreement.

         3.19 CRIMINAL OR CIVIL ACTS. For a period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of Torpedo has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to an investigation in connection with any felony crime or Commission or NASD proceeding.

         3.20 BULLETIN BOARD TRADING STATUS. Torpedo shall be in compliance with all requirements for, and its common stock shall be, trading freely on the Over the Counter Bulletin Board system on the date immediately prior to the Closing, such that the common stock of Torpedo may continue to be so traded without interruption following the Closing.

         3.21 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF MERGER SUBSIDIARY. Merger Subsidiary represents and warrants to Interactive that: (i) The Board of Directors of Merger Subsidiary has authorized the execution of this Agreement and the transactions contemplated herein, and Merger Subsidiary has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal, valid and binding obligation of Merger Subsidiary, and is enforceable in accordance with its terms and conditions; (ii) Merger Subsidiary does not have any debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due; (iii) Merger Subsidiary is not a defendant in any suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Merger Subsidiary, threatened against or affecting Merger Subsidiary or it business, assets or financial condition; (iv) Merger Subsidiary has no material contracts; (v) None of the representations and warranties made by Merger Subsidiary herein, or in any exhibit, certificate of memorandum furnished or to be furnished by Merger Subsidiary or on its behalf, contains or will contain any untrue statement of material fact or omit any fact the omission of which would be misleading; and (vi) Merger Subsidiary has not made a misstatement of material fact to Interactive in connection with its financial condition or results or operations, or the transactions contemplated herein, or failed to state a material fact to Interactive in connection with its financial condition or results of operations, or the transactions contemplated herein, the statement or omission of which, under the circumstances, would be misleading.

                                   ARTICLE IV

                       COVENANTS PRIOR TO THE CLOSING DATE

         4.1 INVESTIGATIVE RIGHTS. Prior to the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

         4.2 CONDUCT OF BUSINESS. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business. Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the normal course of business. Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

                                    ARTICLE V

       CONDITIONS PRECEDENT TO TORPEDO AND MERGER SUBSIDIARY'S PERFORMANCE

         5.1 CONDITIONS. Interactive's obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this Article VI. Interactive may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Interactive of any other condition of or any of Interactive's rights or remedies, at law or in equity, if Torpedo shall be in default of any of its representations, warranties or covenants under this Agreement.

         5.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by Interactive in this Agreement or in any written statement that shall be delivered to Torpedo by Interactive under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

         5.3 PERFORMANCE. Interactive shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

         5.4 ABSENCE OF LITIGATION. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Interactive on or before the Closing Date.

         5.5 OFFICER'S CERTIFICATE. Interactive shall have delivered to Torpedo a certificate dated the Closing Date signed by the Chief Executive Officer of Interactive certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article II are true and correct as of the Closing Date.

         5.6 CORPORATE ACTION. Interactive shall have obtained the approval of the Interactive Security Holders for the transaction contemplated by this Agreement.

         5.7 PROPRIETARY RIGHTS AND MATERIAL CONTRACTS. Interactive owns all necessary trademarks, service marks, trade names, copyrights, patents and proprietary information and other rights necessary to conduct its business and has executed material contracts as set forth in Exhibit 5.8 including, but not limited to: license and distribution agreements with Ed McMahon for the Interactive Games "Million Dollar Madness Class III Slot Machine"; and license and/or distribution agreements with BestBet Media, Spin Inc. and other third-party manufacturers and distributors in which the company has the right to market, sublicense and distribute gaming products under the Interactive Games brand.

                                   ARTICLE VI

                CONDITIONS PRECEDENT TO INTERACTIVE'S PERFORMANCE

         6.1 CONDITIONS. Torpedo's and Merger Subsidiary's obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this Article V. Torpedo or Merger Subsidiary may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Torpedo or Merger Subsidiary of any other condition of or any of Torpedo's or Merger Subsidiary's other rights or remedies, at law or in equity, if Interactive shall be in default of any of its representations, warranties or covenants under this Agreement.

         6.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by Torpedo in this Agreement or in any written statement that shall be delivered to Interactive by Torpedo under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

         6.3 PERFORMANCE. Torpedo shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

         6.4 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Torpedo on or before the Closing Date.

         6.5 OFFICER'S CERTIFICATE. Torpedo shall have delivered to Interactive a certificate dated the Closing Date signed by the Chief Executive Officer of Torpedo certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

         6.6 DIRECTORS OF TORPEDO. On the Closing Date, the Board of Directors of Torpedo shall elect the directors listed in Exhibit 6.6 hereto to Torpedo's Board of Directors.

         6.7 OFFICERS OF TORPEDO AND MERGER SUBSIDIARY. On the Closing Date, the newly constituted Board of Directors of Torpedo shall elect such officers of Torpedo and Surviving Corporation as listed on Exhibit 6.7 hereto.

         6.8 CORPORATE ACTION. On or before the Closing Date, Torpedo will take the corporate action described in Section 1.2, above.

         6.9 DIVESTITURE OF ASSETS AND CURRENT OPERATIONS. As set forth in
Section 5.16 hereto, on or before six months following the Closing Date, Torpedo shall have divested all of its pre-Merger assets and operations by the transfer, sale, or other disposition of such assets and operations.

                                   ARTICLE VII

                                     Closing

         7.1 CLOSING. The Closing of this Agreement shall be held at the offices of , at any mutually agreeable time and date (the "Closing Date") prior to _____________________, 2004, unless extended by mutual agreement. At the
Closing:

     (a) Interactive shall deliver to Torpedo copies of Exhibit 1.3 executed by all of the Interactive Security Holders together with certificates representing all outstanding Interactive securities duly endorsed to Torpedo;

     (b) Torpedo shall deliver to the Interactive Security Holders the greater of 20,000,000 shares of Torpedo's common stock, or that number of shares necessary to ensure the Interactive Security Holders hold 51% of the outstanding common stock of Torpedo, on a fully diluted basis, on the Closing Date, including any stock options or warrants outstanding on the Closing Date for which the Interactive Shares have been exchanged, pursuant to the computations set forth in Exhibit 1.2 hereto;

     (c) Torpedo shall deliver (i) the officer's certificate described in
         Section 6.5 and (ii) a signed consent and/or minutes of its directors approving this Agreement and each matter to be approved under this Agreement;

     (d) Interactive shall deliver (i) the officer's certificate described in
         Section 5.5 and (ii) a signed consent and/or minutes of its shareholders and directors approving this Agreement and each matter to be approved under this Agreement.

                                  ARTICLE VIII

                    COVENANTS SUBSEQUENT TO THE CLOSING DATE

         8.1  REGISTRATION AND LISTING. Following the Closing Date,
Torpedo shall:

     (a) Continue Torpedo's common stock listing on the OTC Bulletin Board;

     (b) Maintain a continuous listing of Torpedo's common stock on the Electronic Bulletin Board or "Pink Sheets";

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 CAPTIONS AND HEADINGS. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

         9.2 NO ORAL CHANGE. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

         9.3 NON-WAIVER. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

         9.4 TIME OF ESSENCE. Time is of the essence of this Agreement and of each and every provision hereof.

         9.5 ENTIRE AGREEMENT. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

         9.6 CHOICE OF LAW. This Agreement and its application shall be governed by the laws of the state of Florida.

         9.7 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9.8 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

         TORPEDO OR MERGER SUBSIDIARY:
                            Torpedo Sports USA, Inc.
                     500 Australian Avenue South, Suite 625
                         West Palm Beach, Florida 33401
                    Attn: Henry Fong, Chief Executive Officer

         INTERACTIVE:
                            Interactive Gaming, Inc.
                            3400 McIntosh Road - F20
                          Ft. Lauderdale, Florida 33316
                        Attn: Michele Friedman, President

         9.9 BINDING EFFECT. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

         9.10 MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

         9.11 FINDERS. There are no finders in connection with this transaction.

         9.12 PUBLIC ANNOUNCEMENTS. None of the parties hereto will make any public announcement with respect to the transactions contemplated herein without the prior written consent of the other parties, which consent will not be unreasonably withheld or delayed; PROVIDED, HOWEVER, that any of the parties hereto may at any time make any announcements that are required by applicable Law so long as the party so required to make an announcement promptly upon learning of such requirement notifies the other parties of such requirement and discusses with the other parties in good faith the exact proposed wording of any such announcement.

         9.13 EXPENSES. Each party will bear their own expenses incurred in connection with this Agreement.

         9.14 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing.

         9.15 EXHIBITS. As of the execution hereof, the parties have provided each other with the Exhibits described herein. Any material changes to the Exhibits shall be immediately disclosed to the other party.

                            (SIGNATURE PAGE FOLLOWS)

         In witness whereof, the parties have executed this Agreement on the date indicated above.

                                     TORPEDO SPORTS USA, Inc.


                                     By: /s/ Henry Fong
                                         -----------------------------------
                                         Henry Fong, Chief Executive Officer


                                     TORPEDO NEWCO, INC.



                                     By: /s/ Henry Fong
                                         -----------------------------------
                                         Henry Fong, Chief Executive Officer


                                     INTERACTIVE GAMES, INC.



                                     By: /s/ Michele Friedman
                                         -----------------------------------
                                         Michele Friedman, President